SCHEDULE 14A INFORMATION
      PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only (as permitted by
[_] Definitive Proxy Statement                Rule 14a-6(e)(2))

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         COMPASS BANCSHARES, INC.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                         COMPASS BANCSHARES, INC.
               --------------------------------------------
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3) .

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

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PROXYGRAM SERVICES
500 EIGHTH AVENUE
NEW YORK, NY  10018                         [TELEGRAM LOGO APPEARS HERE]






<<NA1>>
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<<NA3>>                                              IMPORTANT
<<NA4>>                                      CONFIDENTIAL IDENTIFICATION
<<NA5>>                                      NUMBER:   <<BBB>>
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                               COMPASS BANCSHARES
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         ANNUAL MEETING - APRIL 11, 1995

Dear Shareholder:

     It is extremely important that you vote on the election of directors at this year's Annual Meeting of Shareholders. Therefore, we have established a method to enable you to vote via Toll-Free Proxygram. A Confidential Identification Number has been assigned to all shareholders of record and your number appears in the upper right hand corner of this letter. YOU MUST RETAIN THIS LETTER WITH YOUR CONFIDENTIAL IDENTIFICATION NUMBER FOR YOUR RECORDS.

                          TELEPHONE VOTING INSTRUCTIONS

1.  Call Toll-Free 1-800-437-7699 Anytime, Day or Night.

2.  Tell the operator that you wish to send a Collect Proxygram to ID #6181.

3.  State your NAME, ADDRESS and TELEPHONE NUMBER

4.  State your NUMBER OF SHARES as shown below.

               NUMBER OF SHARES:  <<AAA>>

5. State your CONFIDENTIAL IDENTIFICATION NUMBER known only by you that appears in the upper right hand corner of this letter.

6. The operator will read the text of the enclosed proxy card to you. Please instruct the operator how you wish to vote on the proposals.

          COMPASS BANCSHARES RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2 AND MAKES NO RECOMMENDATION ON PROPOSALS 3 AND 4.

If you need assistance in voting, call Compass Bancshares' Proxy Solicitor, Morrow & Co., Inc., at 1-800-566-9061 (Toll-Free).

                   PLEASE RETAIN THIS LETTER FOR YOUR RECORDS

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                                          [TELEGRAM LOGO APPEARS HERE]



                               COMPASS BANCSHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE 1995 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints Marshall Durbin, Jr., Tranum Fitzpatrick, and John S. Stein, or any one of them, proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of the common stock of Compass Bancshares, Inc., held of record by the undersigned on March 8, 1995, at the annual meeting of stockholders to be held on April 11, 1995, or at any adjournments or postponements thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2, and will ABSTAIN with respect to Proposals 3 and
4. The undersigned hereby revokes any proxies heretofore given by the undersigned.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

1.  Election of Directors:  Nominees:

    D. Paul Jones, Jr., Charles W. Daniel, George W. Hansberry, M.D.

    (  ) FOR (for all nominees listed)            (  ) AGAINST (all nominees
listed)

Instruction: To vote against any individual nominee, give that nominee's name to the operator.

2. Proposal to approve the appointment of KPMG Peat Marwick LLP as the Independent auditors of the Corporation.

    (  ) FOR                       (  ) AGAINST                  (  ) ABSTAIN

Shareholder Proposals: If no direction is made, this proxy will be voted ABSTAIN on Proposals 3 and 4.

3. Brock Proposal: Amend Bylaws to require notification of shareholders within 10 days of receipt of proposal to acquire the Corporation.

    (  ) FOR                       (  ) AGAINST                  (  ) ABSTAIN

4. Leach Proposal: Amend Bylaws to require shareholder approval of certain executive compensation arrangements.

    (  ) FOR                       (  ) AGAINST                  (  ) ABSTAIN

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